Catalyst/Warrington Strategic Program Fund

Class A: CWXAX Class C: CWXCX Class I: CWXIX

summary PROSPECTUS

NOVEMBER 1, 2020

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://catalystmf.com/literature-and-forms/. You can also get this information at no cost by calling 1-866-447-4228, emailing info@catalystmf.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2020 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY: CATALYST/WARRINGTON STRATEGIC PROGRAM FUND

Investment Objective: The Fund’s objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 103 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waiver of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.59%	0.61%	0.56%
Acquired Fund Fees and Expenses[1]	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	2.89%	3.66%	2.61%

1 Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$850	$368	$264
3	$1,418	$1,120	$811
5	$2,011	$1,892	$1,385
10	$3,604	$3,915	$2,944

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect

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the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2020 was 0% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by buying and selling short-term options and option spreads on the Standard & Poor’s 500 Index (“S&P”) futures and holding cash and cash equivalents, including treasury securities and money market mutual funds. An option spread is a strategy where the Fund buys two different options on the S&P, but with different prices or expirations, in order to hedge against declines in the value of the options. The Fund’s investment sub-advisor, Warrington Asset Management, LLC (“Warrington” or the “Sub-Advisor”), constructs the Fund’s portfolio based on its opinion of the direction of short-term S&P futures contracts derived from the Sub-Advisor’s technical and fundamental analysis. The Sub-Advisor’s technical analysis focuses on the price movements of the S&P. The Sub-Advisor’s fundamental analysis focuses on macroeconomic events. After the Sub-Advisor establishes what it believes is a cohesive market opinion, various combinations of put and call options on S&P futures contracts are used to express the Sub-Advisor’s bullish, bearish, or neutral opinions. Concurrent with entering a position, the Sub-Advisor employs its risk management strategy that seeks to manage volatility in the Fund’s annual returns and reduce the overall risk of investing in the Fund. The risk management strategy establishes a market level at which the Sub-Advisor seeks to eliminate or reduce market exposure depending on market direction. This level is determined at the onset of each trade and is revisited as the option approaches expiration.

After a market position and any hedges are in place, market movement determines the next step in the investment process. The portfolio is adjusted based on whether the options are out-of-the money (i.e., it would be worthless if it expired today), or deep-in-the-money (i.e., it would have value if it expired today). This risk management plan is dynamically monitored and adjusted as needed based on the portfolio managers’ opinions. The risk management plan may not protect against market declines, may limit the Fund’s participation in market gains (particularly when market values increase with high volatility), and may increase portfolio transactions which could reduce gains. The success of the risk management plan depends on the Sub-Advisor’s ability to correctly analyze market conditions and timely implement the Fund’s volatility management techniques.

The Fund will also hold a large portion of its assets in cash, money market mutual funds, U.S. Treasury Securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of options and other portfolio investments may lead to higher taxes if Fund shares are held in a taxable account.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and

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returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies or private funds, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the acquired funds. By investing in acquired funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the acquired funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in a Fund rather than directly in the acquired funds. Each acquired fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the acquired fund. Default risk may be heightened for acquiring funds that invest in loans sourced through online lending platforms.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Futures Risk. The Fund’s use of futures through options involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Sub-Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous

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to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Managed Volatility Risk. Techniques used by the Sub-Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Sub-Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities, options, and futures in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security or futures falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the security or futures rises above the strike price. If unhedged, the Fund’s written calls and puts expose the Fund to potentially unlimited losses.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Turnover Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Volatility Risk. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Underlying Fund Risk. Other investment companies including mutual funds and ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than

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other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Sub-Advisor expects the principal investments risks of such Underlying Funds will be similar to certain risks of investing in the Fund.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the total return of the Fund’s Class A shares for each of the last 10 full calendar years. Class C shares and Class I shares would have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C shares and Class I shares are different from Class A shares because Class C shares and Class I shares have different expenses than Class A shares. The performance table shows how the average annual total returns for Class A, Class C and Class I shares compare over time with those of a broad-based market index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower.

The Fund acquired all of the assets and liabilities of Harbor Assets, LLC (the “Predecessor Fund”) in a tax-free reorganization on August 30, 2013. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class A shares of the Fund. At the time of the reorganization, the Fund’s investment objectives, policies and guidelines were, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Fund’s current objectives, policies and guidelines are not equivalent, in all material respects, to that of the Predecessor Fund and consequently the performance record may be less pertinent for investors considering whether to purchase shares of the Fund. Prior to January 28, 2020, the Fund was not managed by the Fund’s Sub-Advisor and prior to April 5, 2020, the Fund had different investment strategies and policies. The Fund’s performance may have been different if the Fund’s portfolio was managed by the current Sub-Advisor and managed under the current investment objective, strategies and policies. Consequently, the performance record may be less pertinent for investors considering whether to purchase shares of the Fund.

How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Updated performance information and daily NAV is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

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Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 10.34% (quarter ended March 31, 2014), and the lowest return for a quarter was (16.96)% (quarter ended March 31, 2017). The Fund’s Class A shares year-to-date return as of September 30, 2020 was 2.42%.

Average Annual Total Returns
(For periods ended December 31, 2019)

	1 Year	5 Years*	10 Years*
Class A
Return Before Taxes	(10.56)%	(5.05)%	1.35%
Return After Taxes on Distributions**	(10.56)%	(5.66)%	N/A
Return After Taxes on Distributions and Sale of Fund Shares**	(6.25)%	(3.74)%	N/A
S&P 500 Total Return Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
	1 Year	5 Years*	Since Inception (8/30/13)*
Class C
Return Before Taxes	(5.85)%	(4.67)%	(3.37)%
Class I
Return Before Taxes	(4.78)%	(3.69)%	(2.41)%
S&P 500 Total Return Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.67%

* Includes the effect of performance fees paid by the investors of the predecessor fund and the effect of the Fund’s maximum sales load.

** After Tax Returns for Class A shares are for the period beginning August 30, 2013. As a result of the different tax treatment of the Predecessor Fund, we are unable to show the after-tax returns for the Predecessor.

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After-tax returns for the Fund are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Warrington Asset Management, LLC serves as the Fund’s sub-advisor.

Portfolio Manager: Scott C. Kimple, Principal and Portfolio Manager of Warrington, and Mark W. Adams, Assistant Portfolio Manager of Warrington, serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Kimple is the Lead Portfolio Manager of the Fund. Messrs. Kimple and Adams have served the Fund in these capacities since January 2020.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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